Exhibit 10.2

Execution Version

INCREMENTAL AGREEMENT OF INCREASING LENDERS

This Incremental Agreement of Increasing Lenders (this “Incremental Agreement”) is dated as of May 4, 2022 (the “Effective Date”) and is entered into by and among DNB Capital LLC and Mizuho Bank, Ltd. (each an “Increasing Lender”), Talos Production Inc., as Borrower, Talos Energy Inc., as Holdings, JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and an Issuing Bank, and Natixis, New York Branch, as an Issuing Bank.

WHEREAS, the Borrower, Holdings, Administrative Agent, Swingline Lender, the Issuing Banks and certain other financial institutions from time to time party thereto, as Lenders, have entered into that that certain Credit Agreement, dated as of May 10, 2018, (as amended, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement).

WHEREAS, the Borrower desires to increase the Total Commitments under the Credit Agreement by having each Increasing Lender, severally and not jointly, increase its respective Commitment under the Credit Agreement in accordance with Section 2.16 of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of the commitments hereinafter referred to, the parties hereto agree as follows:

By its execution and delivery hereof, each Increasing Lender, severally and not jointly, (i) shall, and does hereby, increase its Commitment under the Credit Agreement to the amount as set forth opposite its name on revised Schedule 1.1(a) attached hereto as Annex I and

(ii) represents and warrants to the Administrative Agent and each Issuing Bank that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

The Borrower hereby confirms that no Event of Default or Borrowing Base Deficiency has occurred and is continuing as of the Effective Date after giving effect to such increase.

As consideration for the commitments and agreements of the Increasing Lenders hereunder, the Borrower agrees to pay or cause to be paid upfront fees in an amount equal to fifty (50) basis points on the amount by which each Increasing Lender’s final Commitment under the Credit Agreement immediately after the Effective Date exceeds such Increasing Lender’s Commitment under the Credit Agreement immediately prior to the Effective Date.

This Incremental Agreement constitutes a “Incremental Agreement” and a “Credit Document”, each as defined in the Credit Agreement. This Incremental Agreement does not in any way constitute a novation of the Credit Agreement.

To induce each Increasing Lender to enter into this Incremental Agreement, each of the Borrower and Holdings:

(a)
represents and warrants to the Increasing Lenders that as of the Effective Date

(i) each representation and warranty made by any Credit Party contained in the Credit Agreement or in the other Credit Documents is true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for representations and warranties that are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date; (ii) it has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Incremental Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Incremental Agreement; and (iii) the Credit Agreement and each other Credit Document constitutes the legal, valid and binding obligation of each Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law);

(b)
ratifies and confirms (for itself and on behalf of each other Credit Party), as of the Effective Date, (i) the covenants and agreements contained in each Credit Document to which it is a party and (ii) all of the Obligations under the Credit Agreement and the other Credit Documents; and

(c)
reaffirms (for itself and on behalf of each other Credit Party) the terms of and its obligations (and the security interests granted by it) under each Security Document, and agrees that each such Security Document will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time and (ii) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Obligations.

This Incremental Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Incremental Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Sections 13.10, 13.12, 13.13, 13.14 and 13.15 of the Credit Agreement are incorporated herein, mutatis mutandis. This Incremental Agreement may be executed by one or more of the parties to this Incremental Agreement on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Incremental Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

[Signature pages follow.]

The terms set forth in this Incremental Agreement of Increasing Lenders are hereby agreed to:

DNB CAPITAL LLC,

as an Increasing Lender

By:	/s/ Kevin Utsey

Name: Kevin Utsey

Title: Senior Vice President

By:	/s/ Scott Joyce

Name: Scott Joyce

Title: Senior Vice President

MIZUHO BANK, LTD.,

as an Increasing Lender

By:

Name:

Title:

Signature Page to Incremental Agreement of Increasing Lenders

The terms set forth in this Incremental Agreement of Increasing Lenders arc hereby agreed to:

DNB CAPITAL LLC,

as an Increasing Lender

By:

Name:

Title:

By:

Name:

Title:

MIZUHO BANK, LTD.,

as an Increasing Lender

By:	/s/ Edward Sacks

Name: Edward Sacks

Title: Executive Director

Signarure Page to Incremental Agreement of lncreasing Lenders

Accepted and Consented to:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Swingline Lender and an Issuing Bank

By:	/s/ Michael A. Kamauf

Name: Michael A. Kamauf

Title: Authorized Officer

NATIXIS, NEW YORK BRANCH, as an

Issuing Bank

By:

Name:

Title:

TALOS PRODUCTION INC., as Borrower

By:

Name:

Title:

TALOS ENERGY INC., as Holdings

By:

Name:

Title:

Signature Page to Incremental Agreement of Increasing Lenders

Accepted and Consented to:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Swingline Lender and an Issuing Bank

By:

Name: Michael A. Kamauf

Title: Authorized Officer

NATIXIS, NEW YORK BRANCH, as an

Issuing Bank

By:	/s/ Alejandro Campos

Name: Alejandro Campos

Title: Executive Officer

By:	/s/ Arnaud Roberdet

Name: Arnaud Roberdet

Title: Director

TALOS PRODUCTION INC., as Borrower

By:

Name:

Title:

TALOS ENERGY INC., as Holdings

By:

Name:

Title:

Signature Page to Incremental Agreement of Increasing Lenders

Accepted and Consented to:

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Swingline Lender and an Issuing Bank

By:

Name: Michael A. Kamauf

Title: Authorized Officer

NATDGS, NEW YORK BRANCH, as an

Issuing Bank

By:

Name:

Title:

By:

Name:

Title:

TALOS PRODUCTION INC., as Borrower

By:	/s/ Shannon E. Young III

Name: Shannon E. Young III

Title: Executive Vice President and Chief Financial Officer

TALOS ENERGY INC., as Holdings

By:	/s/ Shannon E. Young III

Name: Shannon E. Young III

Title: Executive Vice President and Chief Financial Officer

Signature Page to Incremental Agreement of Increasing Lenders

Annex I

Schedule 1.1(a)

COMMITMENTS

Lender	Commitment	Commitment Percentage
JPMorgan Chase Bank, N.A.	$85,000,000.00	10.542439521%
DNB Capital LLC	$85,000,000.00	10.542439521%
Natixis, New York Branch	$75,000,000.00	9.302152518%
Capital One, National Association	$65,000,000.00	8.061865516%
Citibank, N.A.	$65,000,000.00	8.061865516%
KeyBank National Association	$65,000,000.00	8.061865516%
Société Générale	$65,000,000.00	8.061865516%
Mizuho Bank, Ltd.	$65,000,000.00	8.061865516%
Regions Bank	$50,000,000.00	6.201435012%
Goldman Sachs Bank USA	$50,000,000.00	6.201435012%
Morgan Stanley Senior Funding, Inc.	$50,000,000.00	6.201435012%
Credit Suisse AG, New York Branch	$41,265,000.00	5.118044315%
BMO Harris Bank N.A.	$25,000,000.00	3.100717506%
UBS AG, Stamford Branch	$20,000,000.00	2.480574005%
Total	$806,265,000.00	100.00000000%